Exhibit 99.1

Second quarter net income of $123 million

BBVA Compass reports net income of $162 million for the first half of 2016

•	Loan growth solid while deposit generation remains robust

▪	Average total loans of $62.3 billion up $3.0 billion, or 5 percent, from year ago levels

◦	Newly funded customer loans of $7.6 billion in the first half of 2016

▪	Average total deposits of $68.0 billion up $5.6 billion, or 9 percent, from prior year

◦	Deposit growth fueled by 10 percent increase in noninterest bearing deposits

◦	Noninterest bearing deposits represent 30 percent of total deposits

•	Total revenue up 1 percent, led by 2 percent increase in net interest income

•	Noninterest income totals $257 million, up $12 million from 1Q16 levels

•	Expenses well contained in the quarter, drop $51 million from 1Q16

•	Credit quality metrics remain sound; allowance to loan ratio at 1.37 percent

▪	Net charge-off ratio at 39 basis points for the first half of 2016

▪	Provision expense for the quarter exceeded net charge-offs by $21 million

▪	Nonperforming loan ratio at 1.76 percent; 0.77 percent excluding energy portfolio

•	Stress tests results provide further evidence of strong capital position

▪	Capital plan and capital actions submitted as part of the Comprehensive Capital Analysis and Review (CCAR) received no-objection from Federal Reserve

▪	Projected regulatory capital ratios exceeded the applicable regulatory minimums under the Dodd-Frank Act Stress Test (DFAST) hypothetical supervisory severely adverse scenario

▪	Regulatory capital ratios[1] significantly exceed “well-capitalized” guidelines

▪	Common Equity Tier 1 capital ratio (phased-in)[1] at 10.79 percent

HOUSTON, July 29, 2016 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $162 million for the first six months of 2016 compared to $286 million earned during the first six months of 2015. Return on average assets and return on average tangible equity2 for the first six months of 2016 were 0.35 percent and 4.27 percent, respectively.
Net income for the second quarter of 2016 was $123 million compared to $39 million earned during the first quarter of 2016 and $140 million for the second quarter of 2015. Return on average assets and return on average tangible equity2 for the second quarter of 2016 were 0.53 percent and 6.45 percent, respectively.
“Our results for the second quarter reflect solid loan growth, robust deposit generation, improved growth from our fee-based businesses and strong expense management discipline,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “At the same time, we are focused on being at the forefront of the digital change sweeping our industry so we can better serve our clients. Euromoney recently recognized us as the Best Digital Bank in North America, in fact, a testament to our vision and the culture we’ve instilled in which everyone on the team has the power to move our transformation forward.”
“While the low interest rate environment continues to hamper revenue growth in our industry, our focus is on delivering targeted balance sheet growth,” Sánchez noted. “Average total loans for the first half of the year reached $62.3 billion, an increase of $3.0 billion or 5 percent, and we funded more than $7.6 billion in customer loans. Loan growth was fully funded by deposit generation as average deposits totaled $68.0 billion, an increase of $5.6 billion or 9 percent, led by a 10 percent increase in average noninterest bearing deposits.”
Total revenue increased 1 percent from prior year levels for both the three and six month periods. Targeted loan growth coupled with strong deposit growth resulted in a 2 percent increase in net interest income during both periods. The percent net interest margin ended the quarter at 2.66 percent, down 3 basis points from second quarter 2015 levels and 7 basis points from first quarter 2016 levels.
Noninterest income for the quarter totaled $257 million, a decrease of 2 percent compared to $261 million recorded in the second quarter of 2015. In comparison to first quarter 2016 levels, noninterest income increased $12 million as the growth was widespread between most major fee-based businesses. Improved activity levels and market conditions during the quarter were a primary driver of the rebound in investment banking and advisory fees, and corporate and correspondent investment sales. Disciplined expense management helped contain expenses as total noninterest expenses declined $51 million compared to first quarter 2016 levels and were flat compared to second quarter 2015 levels.
Credit quality metrics remained sound despite continued pressure on the energy portfolio. Provision expense for the quarter totaled $87 million compared to $113 million in the first quarter of 2016 and exceeded net charge-offs by $21 million. The allowance for loan losses as a percentage of total loans ended the quarter at 1.37 percent, up from 1.32 percent at the end of the first quarter this year and 1.20 percent in the second quarter a year ago. Nonperforming loans as a percentage of total loans were 1.76 percent compared to 1.41 percent at the end of the first quarter, primarily reflecting the additional reclassification of certain energy credits.
“BBVA Compass is steadfast in its commitment to maintaining sound underwriting standards and a strong risk profile, and the proactive actions we have taken thus far to address our energy portfolio reflect this commitment,” Sánchez said. “Total energy loans declined $419 million from first quarter levels and now represent 6 percent of our total loan portfolio, down from 6.7 percent at the end of the first quarter. At the same time, all of our other loan portfolios continue to perform within our expectations. Excluding energy loans, our nonperforming loan ratio was 0.77 percent and net charge-offs were 27 basis points.”
“The recently completed stress tests are also further confirmation of our strong capital position, our ability to generate retained earnings and our capacity to absorb significant stress,” Sánchez noted. Total shareholder’s equity ended the second quarter of 2016 at $12.7 billion, a 4 percent increase from $12.3 billion at the end of the second quarter of 2015. Each of the company’s regulatory capital ratios remain significantly above “well-capitalized” guidelines. The total capital ratio ended the quarter at 13.66 percent1 compared to 13.29 percent a year ago and the CET1 ratio rose to 10.79 percent1.
During the second quarter, BBVA Compass completed the purchase of four subsidiaries - Bancomer Transfer Services, Bancomer Payment Services, Bancomer Foreign Exchange and Bancomer Financial Services - from BBVA Bancomer USA, Inc. that engage in money transfer services. BBVA Bancomer USA, Inc. is a wholly owned subsidiary of BBVA Bancomer, S.A. (Mexico) and ultimately a wholly-owned subsidiary of BBVA. This transaction was accounted for as a merger of entities under common control and, accordingly, prior period financial information has been retrospectively adjusted to include their historical activity.
In recognizing BBVA Compass as the Best Digital Bank in North America, global finance magazine Euromoney recognized the strides the bank has made in mobile and lauded its efforts to transform its technology and culture in pursuit of exceptional client experiences. The publication also noted the bank’s embrace of disrupters and cited its collaborations with Dwolla, FutureAdvisor and eCredable.

________________________________
1 Regulatory capital ratios at June 30, 2016, are estimated

2 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 674 branches, including 345 in Texas, 89 in Alabama, 75 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (4th). BBVA Compass was recently named Best Digital Bank in North America by global finance magazine Euromoney and the best regional bank in the South and West, as well as earning best mobile app, in Money magazine’s annual list of the Best Bank’s in America. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group
BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group is the largest financial institution in Spain and Mexico, and has leading franchises in South America and the Sunbelt region of the United States. It also is the leading shareholder in Garanti, Turkey’s largest bank based on market capitalization. Its diversified business is focused on high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 6, 2016, BBVA filed its annual report on Form 20-F for the year ended December 31, 2015, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2015, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2016, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
	2016	2015 [d]	Change	2016	2015 [d]	Change
EARNINGS SUMMARY
Net interest income	$504,238	$491,983	2	$1,021,120	$1,001,014	2
Noninterest income [a]	256,562	260,552	(2)	501,414	502,343	—
Total revenue [a]	760,800	752,535	1	1,522,534	1,503,357	1
Investment securities gain, net	21,684	27,399	(21)	30,037	60,231	(50)
Loss on prepayment of FHLB advances	—	(3,569)	NM	—	(6,118)	NM
Provision for loan losses	86,673	46,149	88	199,918	88,180	127
Noninterest expense	541,037	539,487	—	1,133,181	1,078,783	5
Pretax income	154,774	190,729	(19)	219,472	390,507	(44)
Income tax expense	32,272	50,335	(36)	57,703	104,437	(45)
Net income	122,502	140,394	(13)	161,769	286,070	(43)
Net income attributable to noncontrolling interests	518	590	(12)	1,046	1,247	(16)
Net income attributable to BBVA Compass Bancshares, Inc.	$121,984	$139,804	(13)	$160,723	$284,823	(44)

SELECTED RATIOS
Return on average assets	0.53%	0.64%		0.35%	0.67%
Return on average tangible equity [b]	6.45	7.89		4.27	8.15
Average common equity to average assets	13.79	13.97		13.79	14.13
Average loans to average total deposits	91.11	95.41		91.63	95.04
Common equity tier I capital (CET1) [c]	10.79	10.57		10.79	10.57
Tier I capital ratio [c]	11.14	10.63		11.14	10.63
Total capital ratio [c]	13.66	13.29		13.66	13.29
Leverage ratio [c]	8.78	8.74		8.78	8.74
[a] Excludes net gain on sales of investment securities and loss on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
[d] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Six Months			Ending Balance
	Ended June 30,		%	Ended June 30,		%	June 30,		%
	2016	2015 [d]	Change	2016	2015 [d]	Change	2016	2015 [d]	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$62,355,245	$59,746,217	4	$62,275,604	$59,282,211	5	$61,788,375	$60,202,842	3
Total investment securities	12,493,595	11,536,999	8	12,488,652	11,461,944	9	12,617,412	11,767,559	7
Earning assets	79,171,032	76,075,375	4	79,117,352	74,889,097	6	78,813,552	77,173,568	2
Total assets	92,440,585	87,978,092	5	92,372,846	86,585,096	7	91,753,156	88,582,887	4
Noninterest bearing demand deposits	20,521,323	18,988,347	8	20,289,233	18,463,906	10	20,132,164	19,048,379	6
Interest bearing transaction accounts	32,975,782	30,727,865	7	32,918,640	31,074,124	6	32,625,540	30,448,569	7
Total transaction accounts	53,497,105	49,716,212	8	53,207,873	49,538,030	7	52,757,704	49,496,948	7
Total deposits	68,441,915	62,622,304	9	67,960,764	62,373,191	9	67,750,318	62,499,444	8
Shareholder's equity	12,751,155	12,291,532	4	12,739,562	12,231,403	4	12,726,996	12,286,343	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2016		2015
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$1,026,592	$819,034	$407,045	$380,930	$395,350
Loans 90 days or more past due [b]	60,320	60,490	68,629	73,588	69,710
TDRs 90 days or more past due	998	491	874	678	1,224
Total nonperforming loans [a]	1,087,910	880,015	476,548	455,196	466,284
Other real estate owned, net (OREO)	18,225	17,877	20,862	23,762	20,188
Other repossessed assets	9,380	8,601	8,774	3,331	4,255
Total nonperforming assets	$1,115,515	$906,493	$506,184	$482,289	$490,727

TDRs accruing and past due less than 90 days	$118,222	$120,316	$150,038	$154,397	$155,592

Covered loans [c]	398,654	423,819	440,961	458,066	473,842
Covered nonperforming loans [c]	33,088	37,476	38,106	43,192	44,664
Covered nonperforming assets [c]	36,321	40,157	40,216	45,569	47,085

Total nonperforming loans as a % of loans	1.76%	1.41%	0.78%	0.75%	0.77%
Total nonperforming loans as a % of loans, excluding covered loans	1.72	1.36	0.72	0.68	0.71
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.80	1.46	0.82	0.79	0.81
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	1.76	1.40	0.76	0.72	0.74
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2016		2015
	June 30	March 31	December 31	September 30	June 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$822,440	$762,673	$722,122	$721,471	$701,864
Net charge-offs (NCO)	66,062	53,478	35,756	28,500	26,542
Provision for loan losses	86,673	113,245	76,307	29,151	46,149
Balance at end of period	$843,051	$822,440	$762,673	$722,122	$721,471

Allowance for loan losses as a % of total loans	1.37%	1.32%	1.24%	1.20%	1.20%
Allowance for loan losses as a % of nonperforming loans [a]	77.49	93.46	160.04	158.64	154.73
Allowance for loan losses as a % of nonperforming assets [a]	75.58	90.73	150.67	149.73	147.02

Annualized as a % of average loans:
NCO - QTD	0.43	0.35	0.23	0.19	0.18
NCO - YTD	0.39	0.35	0.19	0.18	0.18
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	June 30, 2016			March 31, 2016			December 31, 2015
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,935,062	$4,456,062	$620,612	$2,140,376	$5,034,557	$469,882	$2,040,748	$5,186,887	$91,947
Midstream	1,395,584	3,315,382	21,268	1,541,465	3,426,768	—	1,355,503	3,293,216	—
Drilling oil and support services	270,420	495,563	—	292,769	504,455	—	266,871	554,782	—
Refineries and terminals	131,626	201,399	430	134,211	202,659	475	137,904	211,258	520
Other	—	—	—	42,578	109,413	—	39,200	109,782	—
Total energy portfolio	$3,732,692	$8,468,406	$642,310	$4,151,399	$9,277,852	$470,357	$3,840,226	$9,355,925	$92,467

	June 30, 2016			March 31, 2016			December 31, 2015
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	51.8%	3.1%		51.6%	3.4%		53.2%	3.4%
Midstream	37.4	2.3		37.1	2.5		35.3	2.2
Drilling oil and support services	7.3	0.4		7.1	0.5		6.9	0.4
Refineries and terminals	3.5	0.2		3.2	0.2		3.6	0.2
Other	—	—		1.0	0.1		1.0	0.1
Total energy portfolio	100.0%	6.0%		100.0%	6.7%		100.0%	6.3%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,
	2016			2015 [b]
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$62,355,245	$575,852	3.71%	$59,746,217	$545,701	3.66%
Investment securities available for sale [a]	11,208,678	36,519	1.31	10,108,556	49,493	1.96
Investment securities held to maturity	1,265,643	9,754	3.10	1,371,906	10,000	2.92
Other earning assets	4,322,192	17,758	1.65	4,792,159	15,196	1.27
Total earning assets [a]	79,151,758	639,883	3.25	76,018,838	620,390	3.27
Allowance for loan losses	(837,147)			(704,594)
Unrealized gain (loss) on securities available for sale	19,274			56,537
Other assets	14,106,700			12,607,311
Total assets	$92,440,585			$87,978,092

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$6,826,950	$3,848	0.23	$7,268,321	$2,888	0.16
Savings and money market accounts	26,148,832	24,758	0.38	23,459,544	21,307	0.36
Certificates and other time deposits	14,852,744	48,280	1.31	12,719,306	40,911	1.29
Foreign office deposits	92,066	47	0.21	186,786	95	0.20
Total interest bearing deposits	47,920,592	76,933	0.65	43,633,957	65,201	0.60
FHLB and other borrowings	4,448,139	19,592	1.77	6,000,934	27,540	1.84
Federal funds purchased and securities sold under agreement to repurchase	680,325	5,434	3.21	884,282	1,702	0.77
Other short-term borrowings	3,975,490	13,932	1.41	4,387,467	15,291	1.40
Total interest bearing liabilities	57,024,546	115,891	0.82	54,906,640	109,734	0.80
Noninterest bearing deposits	20,521,323			18,988,347
Other noninterest bearing liabilities	2,143,561			1,791,573
Total liabilities	79,689,430			75,686,560
Shareholder's equity	12,751,155			12,291,532
Total liabilities and shareholder's equity	$92,440,585			$87,978,092

Net interest income/ net interest spread		523,992	2.43%		510,656	2.47%
Net yield on earning assets			2.66%			2.69%

Total taxable equivalent adjustment		19,754			18,673

Net interest income		$504,238			$491,983
[a] Excludes adjustment for market valuation.
[b] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months Ended June 30,
	2016			2015 [b]
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$62,275,604	$1,153,074	3.72%	$59,282,211	$1,103,590	3.75%
Investment securities available for sale [a]	11,199,707	82,803	1.49	10,033,989	99,223	1.99
Investment securities held to maturity	1,279,209	19,592	3.08	1,366,182	19,663	2.90
Other earning assets	4,353,096	36,446	1.68	4,144,942	25,808	1.26
Total earning assets [a]	79,107,616	1,291,915	3.28	74,827,324	1,248,284	3.36
Allowance for loan losses	(810,889)			(698,100)
Unrealized gain (loss) on securities available for sale	9,736			61,773
Other assets	14,066,383			12,394,099
Total assets	$92,372,846			$86,585,096

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$6,956,442	$7,790	0.23	$7,450,170	$5,925	0.16
Savings and money market accounts	25,962,198	51,501	0.40	23,623,954	48,205	0.41
Certificates and other time deposits	14,643,322	95,349	1.31	12,667,191	80,556	1.28
Foreign office deposits	109,569	108	0.20	167,970	168	0.20
Total interest bearing deposits	47,671,531	154,748	0.65	43,909,285	134,854	0.62
FHLB and other borrowings	4,756,471	37,604	1.59	5,443,890	46,646	1.74
Federal funds purchased and securities sold under agreement to repurchase	740,284	11,591	3.15	911,894	3,028	0.67
Other short-term borrowings	4,000,459	27,828	1.40	3,772,277	25,539	1.37
Total interest bearing liabilities	57,168,745	231,771	0.82	54,037,346	210,067	0.79
Noninterest bearing deposits	20,289,233			18,463,906
Other noninterest bearing liabilities	2,175,306			1,852,441
Total liabilities	79,633,284			74,353,693
Shareholder's equity	12,739,562			12,231,403
Total liabilities and shareholder's equity	$92,372,846			$86,585,096

Net interest income/ net interest spread		1,060,144	2.46%		1,038,217	2.57%
Net yield on earning assets			2.69%			2.80%

Total taxable equivalent adjustment		39,024			37,203

Net interest income		$1,021,120			$1,001,014
[a] Excludes adjustment for market valuation.
[b] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months			Three Months Ended
	Ended June 30,		%	2016		2015 [a]
	2016	2015 [a]	Change	June 30	March 31 [a]	December 31	September 30	June 30
NONINTEREST INCOME
Service charges on deposit accounts	$103,346	$106,974	(3)	$51,921	$51,425	$54,357	$54,917	$53,690
Card and merchant processing fees	61,251	54,894	12	31,509	29,742	28,900	29,024	28,711
Retail investment sales	49,552	51,519	(4)	26,985	22,567	24,040	26,055	26,373
Investment banking and advisory fees	51,939	67,133	(23)	28,335	23,604	20,260	17,842	36,799
Money transfer income	50,902	43,834	16	26,477	24,425	24,735	24,868	23,375
Asset management fees	17,191	16,531	4	8,386	8,805	8,745	7,918	8,435
Corporate and correspondent investment sales	14,516	14,243	2	10,103	4,413	9,710	6,047	7,984
Mortgage banking	(2,832)	20,715	NM	602	(3,434)	5,989	554	12,556
Bank owned life insurance	8,871	9,182	(3)	4,455	4,416	5,135	4,345	4,394
Other	146,678	117,318	25	67,789	78,889	67,536	82,414	58,235
	501,414	502,343	—	256,562	244,852	249,407	253,984	260,552
Investment securities gains, net	30,037	60,231	(50)	21,684	8,353	14,689	6,736	27,399
Loss on prepayment of FHLB and other borrowings, net	—	(6,118)	NM	—	—	(1,898)	—	(3,569)
Total noninterest income	$531,451	$556,456	(4)	$278,246	$253,205	$262,198	$260,720	$284,382

NONINTEREST EXPENSE
Salaries, benefits and commissions	$556,935	$533,685	4	$277,166	$279,769	$276,647	$271,143	$272,071
Professional services	114,768	98,658	16	58,401	56,367	64,450	55,476	51,758
Equipment	119,949	115,897	3	59,508	60,441	57,739	58,414	57,458
Net occupancy	79,271	80,025	(1)	39,999	39,272	41,304	39,706	40,549
Money transfer expense	33,368	27,502	21	17,768	15,600	16,334	16,514	14,755
Marketing	24,215	21,707	12	11,506	12,709	9,447	10,624	11,619
Communications	10,638	11,248	(5)	5,463	5,175	5,423	5,856	5,360
Amortization of intangibles	8,187	20,576	(60)	4,094	4,093	9,125	9,507	9,889
Other	185,850	169,485	10	67,132	118,718	98,226	90,135	76,028
Total noninterest expense	$1,133,181	$1,078,783	5	$541,037	$592,144	$578,695	$557,375	$539,487
NM = Not meaningful
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015 [a]	2016	2015 [a]
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,751,155	$12,291,532	$12,739,562	12,231,403
Less: Goodwill and other intangibles (average)	5,109,772	5,150,763	5,112,406	5,149,182
Average tangible equity [B]	$7,641,383	$7,140,769	$7,627,156	7,082,221
Net income [A]	$122,502	$140,394	$161,769	$286,070
Return on average tangible equity ([A]/[B], annualized)	6.45%	7.89%	4.27%	8.15%
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended June 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,750	$4,499	$4,175	$797,066	$9,333	$25,552,413	$26,376,236	$31,773
Real estate – construction	1,675	1,195	2,064	1,983	2,650	2,117,823	2,127,390	(1,094)
Commercial real estate – mortgage	3,495	535	—	62,381	5,603	11,184,061	11,256,075	1,684
Residential real estate – mortgage	51,319	18,866	1,286	109,805	64,341	13,251,401	13,497,018	471
Equity lines of credit	7,279	3,996	1,565	34,043	—	2,418,631	2,465,514	854
Equity loans	4,378	1,214	568	14,254	36,485	456,090	512,989	(19)
Credit card	5,588	3,768	9,056	—	—	590,475	608,887	8,127
Consumer – direct	10,319	4,670	3,354	540	808	1,070,803	1,090,494	9,924
Consumer – indirect	69,575	17,053	5,324	6,360	—	3,248,374	3,346,686	13,027
Covered loans	5,124	4,115	32,928	160	—	356,327	398,654	1,315
Total loans	$167,502	$59,911	$60,320	$1,026,592	$119,220	$60,246,398	$61,679,943	$66,062
Loans held for sale	$—	$—	$—	$—	$—	$108,432	$108,432	$—

	At or Quarter Ended March 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,837	$9,947	$3,012	$568,154	$9,545	$26,255,552	$26,864,047	$18,057
Real estate – construction	4,345	827	415	5,712	2,664	2,393,548	2,407,511	(302)
Commercial real estate – mortgage	7,865	829	807	71,889	5,425	10,560,579	10,647,394	22
Residential real estate – mortgage	42,126	18,321	1,507	117,602	65,173	13,345,540	13,590,269	961
Equity lines of credit	8,959	3,779	1,010	33,991	—	2,385,631	2,433,370	2,215
Equity loans	7,027	1,447	443	13,925	37,132	487,593	547,567	606
Credit card	4,876	3,850	9,413	—	—	587,166	605,305	8,190
Consumer – direct	8,239	3,201	2,951	682	868	979,711	995,652	8,711
Consumer – indirect	61,460	11,916	4,149	6,386	—	3,505,845	3,589,756	14,769
Covered loans	5,147	2,152	36,783	693	—	379,044	423,819	249
Total loans	$167,881	$56,269	$60,490	$819,034	$120,807	$60,880,209	$62,104,690	$53,478
Loans held for sale	$—	$—	$—	$—	$—	$96,784	$96,784	$—

	At or Quarter Ended December 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,197	$4,215	$3,567	$161,591	$9,402	$25,835,402	$26,022,374	$3,345
Real estate – construction	2,864	91	421	5,908	2,247	2,342,722	2,354,253	(423)
Commercial real estate – mortgage	3,843	1,461	2,237	69,953	33,904	10,341,882	10,453,280	1,260
Residential real estate – mortgage	47,323	19,540	1,961	113,234	67,343	13,743,884	13,993,285	1,269
Equity lines of credit	8,263	4,371	2,883	35,023	—	2,369,275	2,419,815	1,382
Equity loans	6,356	2,194	704	15,614	37,108	518,828	580,804	238
Credit card	5,563	4,622	9,718	—	—	607,456	627,359	7,299
Consumer – direct	7,648	3,801	3,537	561	908	920,416	936,871	6,126
Consumer – indirect	73,438	17,167	5,629	5,027	—	3,393,821	3,495,082	14,548
Covered loans	4,862	3,454	37,972	134	—	394,539	440,961	712
Total loans	$168,357	$60,916	$68,629	$407,045	$150,912	$60,468,225	$61,324,084	$35,756
Loans held for sale	$227	$—	$—	$—	$—	$70,355	$70,582	$—

	At or Quarter Ended September 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,300	$3,930	$5,202	$130,370	$9,635	$25,471,882	$25,636,319	$3,990
Real estate – construction	1,565	117	426	5,712	2,247	2,305,284	2,315,351	(426)
Commercial real estate – mortgage	4,887	732	5,607	85,975	33,837	10,493,594	10,624,632	437
Residential real estate – mortgage	47,936	15,450	1,230	103,492	71,102	13,658,513	13,897,723	(299)
Equity lines of credit	8,988	4,675	2,411	33,436	—	2,326,898	2,376,408	2,087
Equity loans	6,485	1,807	985	15,104	37,785	549,982	612,148	384
Credit card	5,949	3,621	8,322	—	—	592,090	609,982	6,675
Consumer – direct	16,433	1,988	2,153	635	469	833,311	854,989	6,194
Consumer – indirect	60,018	12,901	4,213	6,053	—	2,818,418	2,901,603	8,970
Covered loans	4,303	3,347	43,039	153	—	407,224	458,066	488
Total loans	$171,864	$48,568	$73,588	$380,930	$155,075	$59,457,196	$60,287,221	$28,500
Loans held for sale	$416	$380	$—	$—	$—	$633,362	$634,158	$—

	At or Quarter Ended June 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$18,524	$7,037	$3,149	$147,051	$9,693	$24,767,734	$24,953,188	$1,869
Real estate – construction	148	512	1,157	7,777	2,212	2,425,025	2,436,831	(2,106)
Commercial real estate – mortgage	7,916	1,348	2,853	78,569	34,389	10,200,605	10,325,680	671
Residential real estate – mortgage	45,487	14,926	1,703	106,179	71,357	13,963,891	14,203,543	1,487
Equity lines of credit	7,833	4,370	2,515	33,757	—	2,304,225	2,352,700	3,608
Equity loans	5,202	1,553	1,147	16,175	38,998	576,051	639,126	(585)
Credit card	4,840	3,361	7,672	—	—	576,496	592,369	7,542
Consumer – direct	7,247	2,190	2,176	853	167	767,735	780,368	6,311
Consumer – indirect	47,676	8,895	2,810	4,853	—	3,185,345	3,249,579	7,593
Covered loans	5,930	3,640	44,528	136	—	419,608	473,842	152
Total loans	$150,803	$47,832	$69,710	$395,350	$156,816	$59,186,715	$60,007,226	$26,542
Loans held for sale	$—	$—	$—	$—	$—	$195,616	$195,616	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2016		2015 [a]
	June 30	March 31 [a]	December 31	September 30	June 30
Assets:
Cash and due from banks	$4,829,763	$5,136,283	$4,165,880	$3,949,049	$3,412,125
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	319,644	233,411	330,948	479,207	512,244
Cash and cash equivalents	5,149,407	5,369,694	4,496,828	4,428,256	3,924,369
Trading account assets	4,355,025	4,358,533	4,138,132	4,193,506	4,879,125
Investment securities available for sale	11,359,159	11,265,797	11,050,520	10,803,660	10,392,484
Investment securities held to maturity	1,258,253	1,267,953	1,322,676	1,357,801	1,375,075
Loans held for sale	108,432	96,784	70,582	634,158	195,616
Loans	61,679,943	62,104,690	61,324,084	60,287,221	60,007,226
Allowance for loan losses	(843,051)	(822,440)	(762,673)	(722,122)	(721,471)
Net loans	60,836,892	61,282,250	60,561,411	59,565,099	59,285,755
Premises and equipment, net	1,290,738	1,297,539	1,322,378	1,310,995	1,316,869
Bank owned life insurance	708,143	704,254	700,285	697,023	698,773
Goodwill	5,043,197	5,043,197	5,043,197	5,060,197	5,060,161
Other intangible assets	23,389	27,483	31,576	40,701	50,208
Other real estate owned	18,225	17,877	20,862	23,762	20,188
Other assets	1,602,296	1,489,428	1,310,091	1,362,262	1,384,264
Total assets	$91,753,156	$92,220,789	$90,068,538	$89,477,420	$88,582,887
Liabilities:
Deposits:
Noninterest bearing	$20,132,164	$20,416,248	$19,291,533	$19,060,137	$19,048,379
Interest bearing	47,618,154	48,503,973	46,690,233	45,418,270	43,451,065
Total deposits	67,750,318	68,920,221	65,981,766	64,478,407	62,499,444
FHLB and other borrowings	5,098,048	4,383,454	5,438,620	6,216,425	6,778,066
Federal funds purchased and securities sold under agreements to repurchase	386,343	893,786	750,154	639,259	623,400
Other short-term borrowings	4,352,428	3,924,781	4,032,644	4,167,897	4,982,154
Accrued expenses and other liabilities	1,439,023	1,375,370	1,240,645	1,531,704	1,413,480
Total liabilities	79,026,160	79,497,612	77,443,829	77,033,692	76,296,544
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	—	—
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,022,974	15,152,077	15,160,267	15,237,899	15,237,241
Retained deficit	(2,536,230)	(2,658,214)	(2,696,953)	(2,788,111)	(2,917,260)
Accumulated other comprehensive loss	(20,500)	(31,945)	(99,336)	(37,882)	(64,969)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,697,949	12,693,623	12,595,683	12,414,136	12,257,242
Noncontrolling interests	29,047	29,554	29,026	29,592	29,101
Total shareholder’s equity	12,726,996	12,723,177	12,624,709	12,443,728	12,286,343
Total liabilities and shareholder’s equity	$91,753,156	$92,220,789	$90,068,538	$89,477,420	$88,582,887
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2016		2015 [a]
	June 30	March 31 [a]	December 31	September 30	June 30
Interest income:
Interest and fees on loans	$559,170	$561,083	$546,392	$540,517	$531,394
Interest on investment securities available for sale	36,442	46,197	49,066	46,646	48,204
Interest on investment securities held to maturity	6,759	6,795	6,870	6,953	6,924
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	4,346	4,366	1,595	1,666	1,363
Interest on trading account assets	13,412	14,321	13,058	14,431	13,832
Total interest income	620,129	632,762	616,981	610,213	601,717
Interest expense:
Interest on deposits	76,933	77,815	71,342	68,282	65,201
Interest on FHLB and other borrowings	19,592	18,012	22,920	20,422	27,540
Interest on federal funds purchased and securities sold under agreements to repurchase	5,434	6,157	2,856	2,506	1,702
Interest on other short-term borrowings	13,932	13,896	15,774	11,129	15,291
Total interest expense	115,891	115,880	112,892	102,339	109,734
Net interest income	504,238	516,882	504,089	507,874	491,983
Provision for loan losses	86,673	113,245	76,307	29,151	46,149
Net interest income after provision for loan losses	417,565	403,637	427,782	478,723	445,834
Noninterest income:
Service charges on deposit accounts	51,921	51,425	54,357	54,917	53,690
Card and merchant processing fees	31,509	29,742	28,900	29,024	28,711
Retail investment sales	26,985	22,567	24,040	26,055	26,373
Investment banking and advisory fees	28,335	23,604	20,260	17,842	36,799
Money transfer income	26,477	24,425	24,735	24,868	23,375
Asset management fees	8,386	8,805	8,745	7,918	8,435
Corporate and correspondent investment sales	10,103	4,413	9,710	6,047	7,984
Mortgage banking	602	(3,434)	5,989	554	12,556
Bank owned life insurance	4,455	4,416	5,135	4,345	4,394
Investment securities gains, net	21,684	8,353	14,689	6,736	27,399
Loss on prepayment of FHLB and other borrowings	—	—	(1,898)	—	(3,569)
Other	67,789	78,889	67,536	82,414	58,235
Total noninterest income	278,246	253,205	262,198	260,720	284,382
Noninterest expense:
Salaries, benefits and commissions	277,166	279,769	276,647	271,143	272,071
Professional services	58,401	56,367	64,450	55,476	51,758
Equipment	59,508	60,441	57,739	58,414	57,458
Net occupancy	39,999	39,272	41,304	39,706	40,549
Money transfer expense	17,768	15,600	16,334	16,514	14,755
Marketing	11,506	12,709	9,447	10,624	11,619
Communications	5,463	5,175	5,423	5,856	5,360
Amortization of intangibles	4,094	4,093	9,125	9,507	9,889
Other	67,132	118,718	98,226	90,135	76,028
Total noninterest expense	541,037	592,144	578,695	557,375	539,487
Net income before income tax expense	154,774	64,698	111,285	182,068	190,729
Income tax expense	32,272	25,431	19,637	52,428	50,335
Net income	122,502	39,267	91,648	129,640	140,394
Less: net income attributable to noncontrolling interests	518	528	490	491	590
Net income attributable to BBVA Compass Bancshares, Inc.	$121,984	$38,739	$91,158	$129,149	$139,804
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.